SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES OF THE LISTED FUND

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                         DWS Money Market Prime Series

On March 31, 2008, the shareholders of the fund approved replacing the fund's fundamental restriction regarding concentration, with the following:

The fund may not concentrate its investments in any particular industry (excluding US Government Obligations), as that term is used in the Investment Company Act of 1940, as amended, and as interpreted or modified by the regulatory authority having jurisdiction from time to time; except that the fund will invest more than 25% of its total assets in the obligations of banks and other financial institutions.

This change will be effective on or about May 1, 2008.

The following replaces the third to last paragraph in the section "Principal Investments":

The fund will invest at least 25% of its total assets in obligations of banks and other financial institutions.

The following disclosure supplements the disclosure in the section "The Main Risks of Investing in the Fund":

Concentration Risk. Because the fund will invest more than 25% of its total assets in the obligations of banks and other financial institutions, it may be vulnerable to setbacks in that industry. Banks and other financial institutions are highly dependent on short-term interest rates and can be adversely affected by downturns in the US and foreign economies or changes in banking regulations.



               Please Retain This Supplement for Future Reference


                                                              [DWS SCUDDER LOGO]
                                                             Deutsche Bank Group


April 3, 2008
DMMF-3601